UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 20, 2005
LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina	27292
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 248-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 21, 2004, the shareholders of LSB Bancshares, Inc. (the “Company”) approved the Company’s Comprehensive Equity Compensation Plan for Directors and Employees (the “Equity Plan”), a copy of which is included as Appendix VI to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2004 (SEC File No. 000-11448).
On December 29, 2004, the Stock Option and Compensation Committee of the Company’s Board of Directors approved a form of director fee deferral agreement (the “Form Director Fee Deferral Agreement”), a copy of which is included as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2004 (SEC File No. 000-11448).
On December 20, 2005, the Stock Option and Compensation Committee of the Company’s Board of Directors approved a restated form of director fee deferral agreement (the “Restated Form Director Fee Deferral Agreement”). The Company intends to use this agreement (completed as applicable) as a mechanism for awarding deferred stock units pursuant to the Equity Plan to directors who defer receipt of all or a portion of their annual director retainers and/or regular director meeting fees otherwise payable in the form the Company’s common stock. The Restated Form Director Fee Deferral Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On December 20, 2005, the Stock Option and Compensation Committee of the Company’s Board of Directors approved a form of stock appreciation rights award agreement (the “Stock Appreciation Rights Award Agreement”). The Company intends to use this agreement (completed as applicable) as a mechanism for awarding stock-settled stock appreciation rights pursuant to the Equity Plan as incentive compensation for the Company’s non-employee directors. The Stock Appreciation Rights Award Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
On December 20, 2005, the Stock Option and Compensation Committee of the Company’s Board of Directors approved the Company’s Management Incentive Plan (the “Incentive Plan”). The Company intends to use the Incentive Plan to provide performance-based bonus compensation to selected management employees. Under the Incentive Plan, selected management employees have the opportunity to earn bonuses based on the achievement of specific Company and/or individual performance goals. The Stock Option and Compensation Committee will annually designate employees eligible for participation in the Incentive Plan and will determine each participant’s target bonus and the applicable performance objectives, adjustment factors and other measurement criteria that will be used in calculating the actual bonus (which may range from $0.00 to 175% of the target). A participant’s actual bonus for a given year will be determined at the end of the year according to the pre-determined formula. Payment of the participant’s bonus will be made in a single lump sum on or before March 15 immediately following the end of the year. The Incentive Plan is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 20, 2005, upon the recommendation of the Stock Option and Compensation Committee of the Company’s Board of Directors, the Company’s Board of Directors approved the 2006 director compensation schedule for directors of the Company and Lexington State Bank, a wholly owned subsidiary of the Company (the “Director Compensation Schedule”). The Director Compensation Schedule is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

99.1	Restated Form Director Fee Deferral Agreement

99.2	Form Stock Appreciation Rights Award Agreement

99.3	Management Incentive Plan of LSB Bancshares, Inc., dated to be effective January 1, 2006

99.4	2006 Director Compensation Schedule of LSB Bancshares, Inc. and Lexington State Bank

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC.
	By:	/s/ Robert F. Lowe
Robert F. Lowe,
Dated: December 23, 2005		Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Restated Form Director Fee Deferral Agreement

99.2	Form Stock Appreciation Rights Award Agreement

99.3	Management Incentive Plan of LSB Bancshares, Inc., dated to be effective January 1, 2006

99.4	2006 Director Compensation Schedule of LSB Bancshares, Inc. and Lexington State Bank

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